Exhibit 99.2

Navistar International Corporation P: 331-332-5000 2701 Navistar Dr. Lisle, IL 60532 USA

Media Contact:	Karen Denning, 331-332-3535

Investor Contact:	Heather Kos, 331-332-2406

NAVISTAR ANNOUNCES PRICING OF PUBLIC OFFERING OF COMMON STOCK

LISLE, Ill., October 24, 2012 – Navistar International Corporation (NYSE: NAV) today announced the pricing of a public offering of 10,666,666 shares of common stock at a price of $18.75 per share. Closing of the offering is expected to occur on October 30, 2012 subject to customary closing conditions. In addition, the company will grant the underwriters a 30-day option to purchase up to 1,600,000 shares of common stock. The company intends to use all net proceeds from the offering for general corporate purposes. J.P. Morgan Securities LLC, Goldman, Sachs & Co., BofA Merrill Lynch and Credit Suisse Securities (USA) LLC are acting as joint book-running managers for the offering.

The securities described above are being offered pursuant to a shelf registration statement previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) on October 24, 2012. A preliminary prospectus supplement and the accompanying prospectus relating to these securities has been filed with the SEC and is available on the SEC’s website at http://www.sec.gov. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to these securities may also be obtained from J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by calling (866) 803-9204 or Goldman, Sachs & Co., 200 West Street, New York, NY 10282, Attention: Prospectus Department, by e-mail request to prospectus-ny@ny.email.gs.com, or by calling (866) 471-2526.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Navistar

Navistar International Corporation (NYSE: NAV) is a holding company whose subsidiaries and affiliates produce International® brand commercial and military trucks, MaxxForce® brand diesel engines, IC Bus™ brand school and commercial buses and Navistar RV brands of recreational vehicles. It also is a private-label designer and manufacturer of diesel engines for the pickup truck, van and SUV markets. The company also provides truck and diesel engine service parts. Another affiliate offers financing services.

Forward-Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of the company’s business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K for the fiscal year ended October 31, 2011 and quarterly reports for fiscal 2012. Although the company believes that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by the company or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for its ongoing obligations to disclose material information as required by the federal securities laws, the company does not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.